Fees Summary	Feb. 11, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,284.33
Total Fee Amount	1,284.33
Total Transaction Valuation	9,300,000.00
Total Offset Amount	0.00
Net Fee	$ 0.00